UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 22, 2004

TRESTLE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 22, 2004, the Company issued a press release announcing that it will hold a conference call on September 30, 2004 at 10:00 a.m. PDT.  During the call, the company’s new management team will discuss their strategies and objectives to guide the company and its operations.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro Forma Financial Information

Not applicable

(c)                                  Exhibits

99.1                            Press release dated September 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

September 22, 2004	/s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 22, 2004.